                                                                   Exhibit 10.43
                                                                   -------------

                AGREEMENT FOR ASSIGNMENT AND SALE OF TRADEMARKS
                -----------------------------------------------


     THIS AGREEMENT FOR ASSIGNMENT AND SALE OF TRADEMARKS (hereafter "Agreement") is made and entered into this 25th day of November, 1999, by and between CONVERSE INC., a corporation duly organized and existing under the laws of the State of Delaware, U.S.A. and having its principal office at One Fordham Road, North Reading, Massachusetts 01864, U.S.A. (hereafter "Converse"), and ITOCHU Corporation, a corporation duly organized and existing under the laws of Japan, having its registered office at 1-3, Kyutaro-machi-4-chome, Chuo-ku, Osaka 541-8577, Japan (hereafter "Itochu").


                                  WITNESSETH:

     A. WHEREAS, Converse has created, developed, adopted and used, by itself or through its licensees or distributors, certain trademarks for identifying, advertising, manufacturing, marketing, distributing and selling certain products and commodities in the Territory (hereinafter defined at Section 1.2) and other countries in the world;

     B. WHEREAS, Converse wishes to assign and sell to Itochu, and Itochu wishes to acquire from Converse, Converse's entire rights, title, and interest in the Trademarks (hereinafter defined at Section 1.1) concerned with all the Products (hereinafter defined at Section 1.3), and Converse's entire Trademarks Interest (hereinafter defined at Section 1.7) concerned with the Products in the Territory together with the goodwill of the business of the Trademarks solely in connection with the Products; and,

     C. WHEREAS, Converse wishes to assign and sell to Itochu and Itochu wishes to acquire from Converse certain License Agreements (hereinafter defined at Section 1.8) whereby Converse grants to its licensees in the Territory the right to use certain Trademarks.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein set forth, and of other good and valuable consideration, the receipt of which is hereby acknowledged, it is mutually agreed as follows:

     Section 1. Definitions. For the purposes of this Agreement, the following
                -----------
terms shall have the meanings set forth below:

     1.1. "Trademarks" means those trademarks and logos described and represented in Exhibit A (trademarks registered to Converse, and trademarks developed by Converse and for which an application of registration has been filed), and Exhibit B (marks and designs developed by Converse that are neither registered nor has an application been filed for registration as a trademark, but that are eligible for registration at the Japanese Trademark Office in the Territory), attached hereto, currently owned by Converse.

     1.2  "Territory" means the geographical area of Japan.

     1.3 "Products" means all products and commodities, except footwear and special sports/gymnastic footwear covered by International Class 25 and the corresponding former Japanese Classes 22 and 24 according to the Japanese Trademark Law.

     1.4 "Closing Date" means November 26, 1999, or such other date as may be determined by written agreement between the parties hereto.

     1.5 "Closing" means the execution and exchange of all documents and the performance and consummation of all obligations required to be executed, exchanged, performed or consummated on the Closing Date in accordance with the terms and conditions of this Agreement.

     1.6 "Footwear Trademarks" means Trademarks in the Territory related to footwear and special sports/gymnastic footwear covered by International Class 25 and in the corresponding former Japanese Classes 22 and 24 according to the Japanese Trademark Law.

     1.7 "Trademarks Interest" means Converse's entire right, title and interest, as of the date of this Agreement, in and to the Trademarks concerned with the Products in the Territory, whether registered or not, or applied for registration or not, and shall include, but shall not be limited to, (i) Converse's right to acquire a trademark right with respect to the marks and logos described and represented in Exhibit B hereto which are concerned with any of the Products and are eligible for registration at the Japanese Trademark Office in the Territory; (ii) the rights and benefits accruing from or otherwise arising out of the use of any of the Trademarks in conjunction with the marketing of the Products in the Territory; (iii) the benefits of registration of and applications for registration of the Trademarks now or hereafter made in the Territory (including the benefits of applications for and registration of the marks and logos described and represented in Exhibit B); (iv) the goodwill of the business concerned with the Products for which the Trademarks are used in the Territory; and, (v) in so far as it is lawful to assign and sell the same, the right of Converse with respect to the Products to sue for all past acts of infringement or passing-off in the Territory and to retain all damages and costs awarded.

     1.8 "License Agreements" means any and all agreements or contracts entered into by Converse, listed in Exhibit C hereto, by which the Trademarks have been licensed or otherwise allowed to be used with the Products in the Territory, and "License Agreement" means each of such License Agreements.

    Section 2. Assignment and Sale of Trademarks Interest and License Agreement
               ----------------------------------------------------------------

    2.1.  Assignment and Sale of Trademarks Interest.  Subject to and upon the
          --------------------------------------------
terms and conditions herein set forth, Converse hereby agrees to assign and sell to Itochu, and Itochu hereby acquires from Converse, Converse's Trademarks Interest effective as of the Closing.

    2.2  Assignment and Sale of License Agreements.  Subject to and upon the
         -------------------------------------------
terms and conditions herein set forth, Converse hereby agrees to assign and sell to Itochu, and Itochu hereby agrees to acquire from Converse, Converse's entire interest in all License Agreements regarding the Trademarks concerning the Products in the Territory, including, but not limited to, the right to all license fees and other amounts payable under the License Agreements on and after the Closing Date except as set forth in Section 4.4.2.

    2.3  Transfer of Trademarks Interest and License Agreements to Itochu.
         ----------------------------------------------------------------
Transfer of the ownership of the Trademarks Interest and the assignment and sale of the License Agreements (in accordance with Sections 2.1 and 2.2, above, and with such modifications as set out in Section 3.5 below) from Converse to Itochu hereunder shall become effective as of the Closing. Converse shall not retain after the Closing any power, right or interest with respect to the Trademarks Interest or License Agreements assigned and sold pursuant to Sections 2.1 and 2.2, above. Converse shall retain, however, its interests and rights in the Footwear Trademarks and license agreements concerning the Footwear Trademarks other than the License Agreements concerning Footwear Trademarks.

    2.4  Purchase Price. Itochu will pay to Converse for the assignment and sale
         ---------------
of the Trademarks Interest and the License Agreements the sum of Twenty-Five Million United States Dollars (US$25,000,000.00) (hereafter "Purchase Price").


    Section 3. Conditions of Assignment and Sale. All obligations of Itochu and
               ---------------------------------
of Converse to consummate the transactions contemplated herein are subject to the fulfillment, to the satisfaction of Itochu, of each of the following conditions:

    3.1  Approval of the Board of Directors. Converse shall have obtained
         ----------------------------------
approval of the Converse's Board of Directors of this Agreement in the form attached hereto as Exhibit D;

    3.2  Release of Collateral. Converse shall have obtained complete and
         ---------------------
unconditional letters of release for each of the Trademarks and License Agreements from any security agreement or similar document, including, but not limited to, any agreement with BT Commercial Corporation, in the form attached hereto as Exhibit E, that prevents or may prevent Itochu's full ownership of the Trademarks or assignment of the License Agreements;

    3.3  Approval from Zett Create Corporation. Converse shall have obtained the
         --------------------------------------
written consent of Zett Create Corporation and its parent company Zett Corporation for the assignment of the License Agreements under this Agreement in the form attached hereto as Exhibits F and G, respectively.

    3.4  Application Documents for Trademark Assignments. Converse shall have
         ------------------------------------------------
executed trademark assignments and consents in a form as attached hereto as Exhibits L, M, N, O, P and Q, as applicable, and shall deliver the same to Itochu in order to register the assignment of the Trademarks in Japan.

    Section 4.  Closing and Post-Closing Activities.
                -----------------------------------

    4.1  Time and Place of Closing. The Closing will be held at 7:30 am., Tokyo
         -------------------------
time at the Law Offices of Yanagida & Nomura in Tokyo, Japan on the Closing
Date.

    4.2  Actions by Converse. At the Closing, Converse shall deliver each of the
         --------------------
following documents to Itochu:

         4.2.1 A certified copy of the resolution by Converse's Board of Directors approving each and every term of this Agreement in the form attached hereto as Exhibit D;

         4.2.2 Complete and unconditional letters of release for each of the Trademarks and License Agreements from any security agreement or similar document, including, but not limited to, any agreement with BT Commercial Corporation, in the form attached hereto as Exhibit E, that prevents or may prevent Itochu's full ownership of the Trademarks;

         4.2.3 Written consent from Zett Create Corporation and its parent company Zett Corporation for the assignment and sale of the Trademarks and License Agreement under this Agreement in the form attached hereto as Exhibits F and G, respectively;

         4.2.4 An executed letter to each of the licensees under the License Agreements stating that Itochu has been assigned all rights, title and interest of Converse in and to the License Agreements, that payment of all license fees, marketing supplement fees and any other amounts due and payable under the License Agreements from December 1, 1999, shall be paid to Itochu, and providing instructions for payment to Itochu, in the form attached hereto as Exhibit K;

         4.2.5 Executed assignments and consents for each of the Trademarks in a form as attached hereto as Exhibits L, M, N, O, P and Q, as applicable, in order to register the assignment of the Trademarks in Japan; and,

         4.2.6 An executed "Closing Certificate" in the form attached hereto as Exhibit S.

    4.3  Actions by Itochu.  Subject to the full satisfaction of the conditions
         -----------------
to the Closing set forth in Section 3 and the preceding paragraphs of this Section, Itochu shall pay to Converse at the Closing Twenty Four Million Six Hundred Fifteen Thousand Five Hundred and Forty Nine United States Dollars and Fifty-eight cents (US$24,615,549.58) which is the amount of the Purchase Price less Three-Hundred Eighty Four Thousand Four Hundred Fifty United States Dollars and Forty-two cents (US$384,450.42) calculated under Section 4.4.1 herein. Said payment shall be made by wire transfer to Account Number 00196074 at Banker's Trust, New York, New York, U.S.A. for the account of Converse Inc. ABA Routing Number 021001033, unless the parties hereto mutually agree in writing to other terms of payment.

    4.4  Settlement of License Fees under Licensing Agreements.
         ------------- ---------------------------------------

         4.4.1  Guaranteed Minimum Annual License Fee and Marketing Supplemental
                ----------------------------------------------------------------
Fee. Converse acknowledges that it has received certain Guaranteed Minimum
---
Annual License Fees and Marketing Supplement Fees as advanced payments for license fees from the licensees as provided for in the License Agreements (hereafter collectively "Advance Payments"). Converse further acknowledges that a portion of the Advance Payments after November 30, 1999, calculated to be Four hundred and Four Thousand Six Hundred Eighty Four United States Dollars and Sixty-five cents (US$404,684.65), are owing to Itochu, less the amount of Twenty Thousand Two Hundred Thirty Four United States Dollars and Twenty-three cents (US$20,234.23) representing fifty-percent (50%) of the Japanese withholding tax already paid by Converse. Therefore, the parties hereto agree that Itochu shall offset, on the Closing Date, Three-Hundred Eighty Four Thousand Four Hundred Fifty United States Dollars and Forty-two cents (US$384,450.42) owing to Itochu against the amount owing under Section 2.4 of this Agreement.

         4.4.2  License Fees.  If after the Closing Date Itochu actually
                -------------
receives any license fees or Marketing Supplement Fees under a particular License Agreement in respect to a period prior to November 30, 1999, Itochu shall pay to Converse, net of applicable withholding tax, the sum equal to such license fees based on net sales reported by the licensees from the period of the commencement date of such License Agreement to November 30, 1999, and such

Marketing Supplement Fees prorated on a daily basis from the period of the commencement date of such License Agreement to November 30, 1999. Such payments are due to Converse no later than fourteen (14) days from their actual receipt by Itochu. In addition, Itochu shall forward a tax withholding certificate for any license fees and Marketing Supplement Fees paid to Converse pursuant to the preceding sentence.

     4.5 Post-Closing Actions by Converse. Within thirty (30) days of the
         ---------------------------------
 Closing Date, Converse shall deliver each of the following documents to Itochu:

         4.5.1 Written consent of Moonstar Corporation (hereafter "Moonstar"), for the assignment and sale by Converse to Itochu of the Japanese trademarks co-owned by Converse in the form attached hereto as Exhibit H;

         4.5.2 Written consent of Moonstar for Itochu to grant license to any third party the use of trademarks co-owned by Itochu and Moonstar after the assignment and sale of such co-owned trademarks from Converse to Itochu, in the form attached hereto as Exhibit I; and,

         4.5.3 Written commitment from Gunze Limited (hereafter "Gunze") in which Gunze waives its right to use the "GRANDMAMA" trademark under the Trademark License Agreement dated December 1, 1994 between Gunze and Converse, and acknowledges Itochu's right to collect any and all license fees from the Closing Date, in the form attached hereto as Exhibit J.

     Section 5. Power of Attorney. Converse hereby makes, constitutes and
                ------------------
 appoints Itochu, its successors and assigns as Converse's true and lawful attorney-in-fact, with full power of substitution and revocation, in Converse's name and stead but on behalf and for the benefit of Itochu: (i) to assert or enforce any claim, claim title or right hereby assigned and sold against infringers or otherwise;(ii) from time to time to institute, prosecute, appear in, defend and appeal any and all actions, suits and proceedings at law, in equity or otherwise, which Itochu may reasonably deem proper in order to enforce the Trademarks Interest; and (iii) to do all acts and things in relation to the Trademarks Interest which Itochu may reasonably deem desirable to protect and enforce the Trademark Interest against third parties. Converse hereby declares that the foregoing powers are coupled with an interest and shall not be revocable by Converse in any manner or for any reason, known or unknown on the Closing Date.

     Section 6. Representations and Warranties. Converse hereby represents and
                ------------------------------
 warrants to Itochu, and its successors and assigns as follows:

     6.1 Due Incorporation and Good Standing. Converse is a company duly
         -----------------------------------
 incorporated, organized, validly existing and in good standing under the laws of the

State of Delaware and has not, and does not intend to, (i) made a general assignment to creditors, (ii) filed any voluntary petition of bankruptcy or suffered the filing of any involuntary petition by creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of its assets, (v) admitted in writing its inability to pay its debts as they become due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

     6.2  Authority. All acts and conditions required by law on the part of
          ---------
Converse to authorize the execution and delivery of this Agreement by Converse and the transaction contemplated herein and the performance of all obligations of Converse hereunder have been duly performed and obtained. No registration with, or consent or approval of, or notice to, or other action by, any trustee or holder of any indebtedness or obligation of Converse or any governmental authority on the part of Converse to the execution, delivery and performance of this Agreement or the assignment hereunder is required, or if required, such registration has been made, such consent or approval given, such notice given or such other appropriate action taken and certified copies of such have been delivered to Itochu.

    6.3  Enforceability. This Agreement constitutes, and each document referred
         ---------------
to in Section 4 above, when executed and delivered by Converse shall constitute, a valid and legally binding obligation of Converse, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other similar laws affecting the rights and remedies of the creditors generally.

    6.4  Capacity. Converse has the legal power, right and authority to execute
         ---------
and deliver this Agreement and the instruments referenced herein. The persons executing this Agreement and the instruments referenced herein on behalf of Converse have the legal power, right and actual authority to bind Converse to the terms and conditions of this Agreement.

    6.5  Legal Conflict.  The execution, delivery and performance of this
         ---------------
Agreement and the consummation of the transactions contemplated hereby will not result in any violation or default of any provision of any instrument, judgment, order, writ, decree or contract to which Converse is a party or by which Converse is bound, or require any consent under or be in conflict with or constitute, with or without the passage of time and giving notice, either a violation or default under any such provision.

    6.6  Conduct of Business. On and after the date of this Agreement and until
         -------------------
the Closing Date, Converse shall conduct its business in the ordinary course of business consistent with past practice and shall not sell, transfer or otherwise dispose of any of the Trademarks or the License Agreements.

    6.7  No Pending Disputes. Except for an opposition filed by Mizuno
         -------------------

Corporation for Registration No. 4274297, Converse All Star, there is no action, suit, proceeding, or investigation pending or to the best knowledge of Converse, threatened against or affecting Converse which questions the validity of this Agreement, the validity of any of the Trademarks or License Agreements, or the right of Converse to enter into this Agreement or to consummate the transactions contemplated hereby.

    6.8  Trademarks.  Collectively, Exhibits A and B attached hereto create a
         -----------
comprehensive list of all registered and non-registered trademarks owned by Converse, as well as those marks and designs developed by Converse, that are neither registered nor has an application been filed for registration as a trademark but that are eligible for registration at the Japanese Trademark Office in the Territory, for the Products in the Territory.

    6.9  License Agreements
         ------------------

         6.9.1 Exhibit C attached hereto is a comprehensive list of all License Agreements and no other license agreement exists which grants the use of the Trademarks, except those for the use of the Footwear Trademarks, owned by Converse.

         6.9.2 Each License Agreement is valid, effective and enforceable in accordance with its terms.

         6.9.3 There is no breach of contract, action, suit, proceeding, or investigation pending or threatened against or affecting Converse under the License Agreements.

         6.9.4 Each License Agreement, except for that between Converse and Zett Create Corporation and its parent company Zett Corporation, is assignable without any consent of the licensee to such License Agreement.

    6.10 Ownership of Trademarks; Encumbrances.  Converse has valid, sole and
         -------------------------------------
undivided title to and in all and each item of the Trademarks concerned with the Products in the Territory to be assigned and sold by Converse to Itochu under this Agreement, free and clear of any lien, pledge, security interest, encumbrance or other restriction of any kind or character and, upon the assignment and sale of the Trademarks Interest as provided in this Agreement, except those trademarks co-owned with Moonstar listed in Exhibit H. Itochu will acquire valid, sole and undivided title thereto and therein, free and clear of any lien, pledge security interest, encumbrance or restriction of any kind or character. On and after the assignment and sale of the Trademarks Interest pursuant to Section 2 above, Itochu is the sole owner of the Trademarks Interest with its sole, exclusive, free and complete right to use, affix, assign, license, advertise and apply for the registration of, the Trademarks concerned with the Products in whatever form, color or design or arrangement thereof which Itochu deems appropriate or necessary with respect to the Products.

          6.10.1  Trademark License Agreement with Gunze. With regard to the
                  --------------------------------------
Trademark License Agreement dated December 1, 1994, between Converse and Gunze Limited, involving the "GRANDMAMA" trademark, Converse hereby represents and warrants that Itochu will not be liable for any payments to Larry Johnson's Agent under section 5.1(a) of the Trademark License Agreement or any of its amendments. Any payments now owing or owing in the future to Larry Johnson's Agent are and will remain the sole responsibility of Converse.

    6.11  Registration and Renewal Fees Each of the registrations and
          -----------------------------
applications for registration of the Trademarks, when applicable, is in full force and effect and is not subject to any pending current or notified cancellation or opposition proceedings (except for Registration No. 4274297, Converse All Star), and Converse has paid in full all fees necessary to maintain validity of such registrations or applications for registration that come due prior to the Closing Date.

    6.12  No Infringement.  The use of the Trademarks concerned with the
          -----------------
Products in the Territory for identifying, advertising, manufacturing, selling or distributing the Products in the Territory, whether registered or not, does not and will not directly or indirectly violate or infringe upon any trademark rights or other proprietary or intellectual property right of any third party.

    6.13  Information.  Converse has fully provided Itochu with all the
          ------------
information in Converse's possession that Itochu has requested, in determining whether to acquire the Trademarks, Trademarks Interest, and License Agreements and has not failed to disclose to Itochu any condition concerning the Products in the Territory which has become known to Converse and which does or could materially affect such Trademarks or their use thereof in the Territory.

    6.14  Accuracy of Representations and Warranties. All of Converses
          ------------------------------------------
representations and warranties in this Agreement shall have been accurate in all material respects as of the date of this Agreement, and shall be accurate in all material aspects as of the Closing Date as if made on the Closing Date.

    Section 7. Covenants of Converse. Converse hereby covenants with Itochu, its
               ---------------------
assigns and successors as follows:

    7.1   Information. In addition to the documents delivered to Itochu pursuant
          -----------
to Section 4 above, Converse shall promptly upon reasonable notice of Itochu from time to time provide Itochu with all information, documents and cooperation necessary to enable Itochu, its nominees or patent attorneys to prepare and file (within the respective time periods required by the applicable authorities in the Territory for registration of trademark assignment) applications for (i) registration of assignment of the Trademarks Interest with competent offices in the Territory and for (ii) registration of Trademarks which are not yet registered at the Closing. Itochu shall bear the costs of preparation of such documents as it requires and of such registration of assignment (which shall not include attorney's fees for the attorney which Converse may retain in connection with the above subjects). Such documents shall include, but are not limited to, consent letters, powers of attorney and certificates of nationality in such forms and contents as required by the applicable authorities in the Territory. The consideration for Converse's cooperation pursuant to the foregoing shall be deemed included in the Purchase Price, and Itochu shall not be obligated to pay any additional consideration for Converse's cooperation except for the aforementioned costs which Itochu shall bear under this Section.

    7.2  Further Acts. Converse shall assist Itochu in any reasonable manner to
         ------------
obtain for its own benefit the Trademarks concerned with the Products in the Territory, and Converse shall promptly upon request of Itochu execute, deliver, notarize, file and register applications and assignments (including, without limitation and where applicable, trademark assignments) thereof to Itochu, consents to registration and any other lawful documents deemed necessary by Itochu to preserve or protect the Trademarks Interest assigned and sold to it hereunder or otherwise carry out the purposes of this Agreement, and Converse shall further assist Itochu in every way to enforce the Trademarks Interest assigned to and sold Itochu hereunder, including, without limitation, testifying in any suit or proceeding involving any Trademarks Interest or executing any documents deemed necessary by Itochu, all without consideration, but at the expense of Itochu (which shall not include attorney's fees for the attorney which Converse may retain in connection with the above subjects).

         7.2.1  Future Registration of Trademarks. Converse acknowledges that
                ---------------------------------
its duties under Section 7.2 include that, in case the Japanese Patent Office rejects the application by Itochu of trademarks listed in Exhibit B, Converse will apply for registration of such trademarks under Converse's name, but for the exclusive benefit of Itochu. After the application for registration of such trademarks Converse will immediately assign such registered trademarks to Itochu in a form attached hereto as Exhibit R. Consideration for any action by Converse under this Section is deemed to be included in the Purchase Price, however, Itochu shall reimburse Converse for any expenses incurred by Converse (which shall not include attorney's fees for the attorney which Converse may retain in connection with the above subjects).

    7.3  Approval from Moonstar
         ----------------------

         7.3.1 Converse shall have obtained and delivered to Itochu within thirty (30) days of the Closing Date written consent of Moonstar, in the form attached hereto as Exhibit H, for the assignment and sale by Converse to Itochu of the Japanese trademarks co-owned by Converse.

         7.3.2 Converse shall have obtained and delivered to Itochu within thirty (30) days of the Closing Date written consent of Moonstar for Itochu to grant license to any third party the use of trademarks co-owned by Itochu and Moonstar after the assignment and sale of such co-owned trademarks from Converse to Itochu, in the form attached hereto as Exhibit I.

    7.4  Letter from Gunze. Converse shall have obtained and delivered to Itochu
         -----------------
within thirty (30) days of the Closing Date the written commitment from Gunze in which Gunze waives its right to use the "GRANDMAMA" trademark under the Trademark License Agreement dated December 1, 1994 between Gunze and Converse, and acknowledges Itochu's right to collect any and all license fees from the Closing Date, in the form attached hereto as Exhibit J.

    7.5  Indemnity. Converse shall indemnify and hold harmless Itochu, and any
         ----------
of its successors and assigns from and against any and all claims, demands, causes of action, losses, liabilities, judgments, damages, obligations, costs or expenses, including attorneys fees, arising out of or in connection with (i) any breach of any covenant or agreement of Converse contained in this Agreement; and, (ii) any misrepresentation of Converse or any breach of warranties or representations of Converse contained in this Agreement, including, without limitation, the obligations and liabilities for any claims asserted by third parties against Itochu, its successors and assigns, and their licensees and distributors based on the allegation that the use of the Trademarks for identifying, advertising, manufacturing, selling or distributing the Products in any part of the Territory constitutes an infringement of any trademark or other proprietary or intellectual property rights of any third party.

    Section 8.  Taxes.
                ------

    8.1  Payment of Taxes Any and all taxes (including withholding tax), duties
         ----------------
or levies to be imposed by the Japanese tax authority on the payment of the Purchase Price hereunder, if any, shall be borne and paid by Converse. The evidence of any payment of the above amount withheld by Itochu, if any, shall be furnished to Converse.

    8.2  Tax Treaty. Itochu and Converse acknowledge that this Agreement is a
         -----------
sale for the purposes of Articles 14 and 16 of the United States/Japan Tax treaty.

    Section 9. Notice. All notices, demands and other communications permitted
               -------
or required to be given under this Agreement shall be in writing and shall be delivered personally or transmitted by confirmed facsimile (in each case followed by confirmation delivered by registered airmail or express courier) or send by registered airmail or express courier to the other party, postage and cost of transmission and delivery prepaid, to the parties at the following addresses:

         If to Converse:  CONVERSE INC.
                          One Fordham Road
                          North Reading, Massachusetts 01864-2619
                          U.S.A.
                          Facsimile No. : 1-978-664-7579
                          Attention:  Jack A. Green, Senior Vice President
                                      Administration, General Counsel and
                                      Secretary

         If to Itochu:
                          ITOCHU Corporation
                          1-3, Kyutaro-machi 4-chome,
                          Chuo-ku, Osaka 541-8577
                          JAPAN
                          Facsimile No. : 81-6-6244-0845
                          Attention:  Kiyoshi Yamaguchi, Manager Textile
                                      & Fashion Goods Division
                                      Section No.4

                          With a copy to:
                          PROMINENT USA INC.
                          1411 Broadway, 35th Floor
                          New York, NY 10018
                          U.S.A.
                          Facsimile No. : 1-212-827-5711
                          Attention:  Richard Tretler
                                      Senior Vice President Finance
                                      Treasurer


     If either Converse or Itochu changes its address, as aforesaid, written notice of such change shall be given to the other party and any such change shall, by this reference, be adopted into this section and become part of this Agreement.

     Section 10. Miscellaneous
                 -------------

     10.1.  Binding Effect; Assignment. This Agreement shall be binding upon and
            ---------------------------
inure to the benefit of the parties and their respective successors, representatives, and assigns. Neither party hereto shall assign any of its rights or obligations under this Agreement without the prior written consent of the other party.

     10.2.  Best Efforts. Each of the parties hereto will use its best efforts
            ------------
to take, or cause to be taken, all appropriate action to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated in this Agreement. The parties shall provide to each other the necessary information to effect the transactions contemplated in this Agreement as soon as reasonably practicable. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each party to this Agreement shall take such necessary action.

    10.3  Waivers. No waiver of any breach of any agreement or provision herein
          --------
contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained.

    10.4  Severability. If any term or provision of this Agreement or the
          -------------
application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term or provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

    10.5  Survival. The representations and warranties of Converse made herein,
          ---------
and all obligations of Converse and Itochu under this Agreement the full performance of which is not required prior to the Closing Date, shall each survive the date of this Agreement and the Closing Date, and shall be fully enforceable thereafter in accordance with their respective terms.

    10.6  Governing Law. This Agreement shall be governed by, and construed with
          --------------
the laws of Japan.

    10.7  Arbitration and Venue. All disputes, controversies or claims arising
          ---------------------
out, in relations to or in connection with this Agreement, or for any breach thereof, shall be finally settled by arbitration in Osaka, Japan in accordance with the Arbitration Rules of the International Chamber of Commerce. Arbitration shall be conducted in English language. Any award or decision rendered shall be final and binding upon both of the parties, their successors and assigns.

         10.7.1  Equitable Relief.  Notwithstanding the preceding terms of this
                 -----------------
paragraph, both parties shall maintain the right to seek equitable relief at its discretion, e.g. temporary restraining orders, preliminary injunctions, etc., for all disputes, controversies or claims arising out, in relations to or in connection with this Agreement, or for any breach thereof, in a competent court having jurisdiction.

    10.8  Attorney's Fees.  Should any party institute any action or proceeding
          ----------------
to enforce this Agreement or any provision hereof, or for any declaration of rights hereunder, the prevailing party in such action or proceeding shall be entitled to receive from the other party all costs and expenses, including, without limitation, attorneys' fees and expenses and all other litigation costs and expenses, interest, penalties and all expenses and costs, incurred by the prevailing party in connection with such action or proceeding.

    10.9   Headings. Headings contained in this Agreement are solely for
           --------
convenience and shall not be used to define or construe any of the provisions hereof.

    10.10  Exhibits. Each of the exhibits referred to in and attached to this
           --------
Agreement is fully incorporated herein by reference.

    10.11  Modifications and Amendments. This Agreement may not be modified,
           ----------------------------
changed or supplemented, nor may any obligations hereunder be waived or extensions of time for performance granted, except by written instrument signed by the party to be charged.

    10.12  Entire Agreement. This Agreement constitutes the entire agreement
           ----------------
between Converse and Itochu with respect to the subject matter hereof and supercedes any and all prior discussions, promises, covenants, agreements, and commitments, oral or written, made and entered into between Converse and Itochu.

    10.13  Counterparts. This Agreement may be executed in counterparts, each of
           -------------
which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

    10.14  Execution Required. This Agreement shall not be binding upon the
           -------------------
party against whom enforcement is sought until such party duly executes this Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.


                                   CONVERSE INC.

                                   By:____________________________
                                   Laura W Kelley
                                   Deputy General Counsel and
                                   Assistant Secretary



                                   ITOCHU CORPORATION

                                   By:____________________________
                                   Kiyoshi Yamaguchi
                                   Manager
                                   Import Textile & Fashion Goods Division
                                   Section No. 4